                              AMENDED AND RESTATED
                           PURCHASE AND SALE AGREEMENT


                                      among


                             FIDELITY LEASING, INC.,

                             JLA CREDIT CORPORATION

                                       and


                          FIDELITY LEASING SPC II, INC.




                                February 5, 1999

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I
                                     GENERAL
Section 1.1       Certain Defined Terms.                                      1
Section 1.2       Other Definitional Provisions.                              2

                                   ARTICLE II
                              SALE AND CONVEYANCE
Section 2.1       Sale.                                                       3
Section 2.2       Subsequent Contracts.                                       5

                                   ARTICLE III
                   PURCHASE PRICE AND PAYMENT; MONTHLY REPORT
Section 3.1       Purchase Price.                                             6
Section 3.2       Payment of Purchase Price.                                  6

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
Section 4.1       Seller Representations and Warranties.                      6
Section 4.2       Seller Representations and Warranties Regarding the
                           Agreement and the Contracts.                      10
Section 4.3       Representations and Warranties of the Buyer.               11

                                    ARTICLE V
                                    COVENANTS
Section 5.1       Seller Covenants.                                          12

                                   ARTICLE VI
                             REPURCHASE OBLIGATION
Section 6.1       Retransfer of Ineligible Contracts.                        14
Section 6.2       Retransfer of Purchased Assets.                            15
Section 6.3       Adjustments.                                               16
Section 6.4       Substitution of Contracts                                  16

                                   ARTICLE VII
                              CONDITIONS PRECEDENT
Section 7.1       Conditions to the Buyer's Obligations Regarding Contracts. 17

                                  ARTICLE VIII
                              TERM AND TERMINATION
Section 8.1       Termination.                                               18

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS
Section 9.1       Amendment.                                                 18
Section 9.2       Governing Law.                                             18
Section 9.3       Notices.                                                   19
Section 9.4       Severability of Provisions.                                20
Section 9.5       Assignment.                                                20
Section 9.6       Further Assurances.                                        20
Section 9.7       No Waiver; Cumulative Remedies.                            21
Section 9.8       Counterparts.                                              21
Section 9.9       Binding Effect; Third-Party Beneficiaries.                 21
Section 9.10      Merger and Integration.                                    21
Section 9.11      Headings.                                                  21
Section 9.12      Schedules and Exhibits.                                    21
Section 9.13      No Proceedings.                                            21
Section 9.14      Merger or Consolidation of, or Assumption of the
                           Obligations of, the Sellers.                      22
Section 9.15      Costs, Expenses and Taxes                                  22
Section 9.16      Recourse Against Certain Parties.                          23

                             EXHIBITS AND SCHEDULES


Exhibit A         Form of Assignment

Schedule I        Purchased Contracts
Schedule II       Trade Names

                AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT
                ------------------------------------------------


         AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of February 5, 1999 by and among FIDELITY LEASING, INC., a Pennsylvania corporation ("FLI"), JLA CREDIT CORPORATION, a Delaware corporation ("JLA" and together with FLI, the "Sellers") and FIDELITY LEASING SPC II, INC., a Delaware corporation (the "Buyer").


                              W I T N E S S E T H :
                              - - - - - - - - - - -

         WHEREAS, FLI and the Buyer are parties to a Purchase and Sale Agreement, dated as of December 28, 1998 (the "Original Agreement") pursuant to which the Buyer has purchased and accepted from FLI and FLI has sold or contributed to the Buyer certain contracts originated or purchased by FLI in its normal course of business, together with, among other things, the related rights of payment thereunder and the interest of FLI in the related equipment and other interests securing the payments to be made under such contracts;

         WHEREAS, the parties hereto desire to amend and restate the Original Agreement as set forth in this Agreement in order to add JLA as a "Seller" hereunder.

         NOW, THEREFORE, it is hereby agreed by and between the Buyer and the Sellers as follows:


                                   I. ARTICLE

                                     GENERAL

         Section 1.1  Certain Defined Terms.
                      ----------------------

         Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1. In addition, capitalized terms used but not defined herein have the meanings given to such terms in the Receivables Purchase Agreement.

Agreement: This Amended and Restated Purchase and Sale Agreement, as the same shall be amended, supplemented, restated or replaced from time to time.

Excess Amount: Shall have the meaning specified in Section 3.2.

Original Agreement: Shall have the meaning specified in the first recital.

Purchase: Any purchase made hereunder pursuant to Section 2.1.

Purchase Date: Any day on which any Purchased Asset is acquired by the Buyer pursuant to the terms of this Agreement.

Purchase Price: Shall have the meaning specified in Section 3.1.

Purchased Assets: The interests and property described in Sections 2.1(a)(i)-(vi) and (b)(i)-(vi).

Purchased Contracts: The Contracts listed on Schedule I hereto.

Receivables Purchase Agreement: The Receivables Purchase Agreement dated as of December 29, 1998 by and among the Buyer, as seller, Fidelity Leasing, Inc., as servicer, Market Street Funding Corporation, as purchaser, Harris Trust and Savings Bank, as collateral custodian and backup servicer, and PNC Bank, National Association, as administrator, as the same may be amended, supplemented, restated or replaced from time to time.

Required Lease Cancellation Payment: Shall have the meaning set forth in Section 6.3(b).

Sale Papers:  Shall have the meaning set forth in Section 4.1(a).

Servicer: Initially, Fidelity Leasing, Inc., in its capacity as the Servicer under the Receivables Purchase Agreement, and its permitted successors and assigns, and thereafter any Person appointed as successor as provided therein to service the Assets thereunder.

Subsequent Contract List: The list of Contracts to be sold by a Seller to the Buyer on a Subsequent Purchase Date.

Subsequent Contracts: On any Subsequent Purchase Date, the Contracts sold by a Seller to the Buyer on such date as listed on the Subsequent Contact List.

Subsequent Purchase Date: Each Purchase Date other than the Closing Date.

Substitution Date: Any date on which either Seller transfers a Substitute Contract to the Buyer.

         Section 1.2  Other Definitional Provisions.
                      ------------------------------

         (a) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

         (b) Each term defined in the singular form in Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in any Transaction Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in
Section 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

         (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

         (d) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Receivables Purchase Agreement, the terms and provisions contained herein shall govern with respect to this Agreement.


                                   ARTICLE II

                               SALE AND CONVEYANCE

         Section 2.1  Sale.
                      -----

         (a) On the Closing Date, each Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Buyer as of the Closing Date, and the Buyer hereby purchases from the Seller, without recourse, all right, title and interest of the Seller in, to and under the following property, whether now existing or hereafter created or acquired (to the extent not previously sold to the Buyer pursuant to the Original Agreement):

             (i) the Contracts that are owned by such Seller on the Closing Date and that are listed on the Contract List, together with all Collections and all monies due or to become due in payment of such Contracts after the related Cut Off Date, and any payments in respect of a Casualty Loss or Early Termination, but excluding any Scheduled Payments due on or prior to the related Cut Off Date and any Excluded Amounts;

             (ii) the Equipment related to such Contracts, including all proceeds from any sale or other disposition of such Equipment;

             (iii) the Contract Files;

             (iv) all payments made or to be made in the future specifically with respect to such Contracts or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Contracts;

             (v)   all Insurance Proceeds with respect to each such Contract;
and

             (vi)  all income and proceeds of the foregoing.

         (b) On each Subsequent Purchase Date, either or both Sellers will sell, transfer, assign and set over and otherwise convey to the Buyer and the Buyer will purchase from the applicable Seller(s), without recourse, all right, title and interest of such Seller(s) or the in, to and under the following property, whether now existing or hereafter created or acquired:

             (i) the Subsequent Contracts identified on the Subsequent Contract List delivered by such Seller(s) to the Buyer two Business Days before the applicable Subsequent Purchase Date, together with all Collections and all monies due or to become due in payment of such Contracts after the related Cut Off Date, and any payments in respect of a casualty or early termination, but excluding any Scheduled Payments due on or prior to the related Cut Off Date and any Excluded Amounts;

             (ii) the Equipment related to such Contracts, including all proceeds from any sale or other disposition of such Equipment;

             (iii) the Contract Files;

             (iv) all payments made or to be made in the future specifically with respect to such Contracts or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Contracts;

             (v)   all Insurance Proceeds with respect to each such Contract;
and

             (vi)  all income and proceeds of the foregoing.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Buyer of any obligation of the Sellers or any other Person in connection with the Contracts or under any agreement or instrument relating thereto including, without limitation, any obligation to any Obligors.

         (c) In connection with the sale of the Purchased Assets, each Seller agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Purchased Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the sale of the Purchased Assets from such Seller to the Buyer on and after the Closing Date, (ii) that such financing statements shall name such Seller, as seller, and the Buyer, as purchaser, of the Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding continuation statements, which shall be delivered as filed) to the Buyer on or prior to the initial Purchase Date, in the case of the Original Contracts and (if any additional filing is necessary) on or prior to the related Subsequent Purchase Date, in the case of Subsequent Contracts.

         (d) In connection with the sale of the Purchased Assets, each Seller further agrees that it will, at its own expense, indicate clearly and unambiguously in its computer files, on or prior to the Closing Date in the case of the Original Contracts and on or prior to the related Subsequent Purchase Date in the case of each Subsequent Contract, that such Contracts have been sold to the Buyer pursuant to this Agreement. Each Seller further agrees to deliver to the Buyer (i) on the Closing Date, a computer file or microfiche list containing a true and complete list of all Original Contracts, identified by account number and Outstanding Balance as of the Cut Off Date and (ii) on any Subsequent Purchase Date with respect to Subsequent Contracts, a computer file or microfiche list containing a true and complete list of all Subsequent Contracts transferred on such date identified by account number and Outstanding Balance as of the related Additional Cut Off Date. Such file or list shall be marked as Schedule I, shall be delivered to the Buyer as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement.

         (e) It is the intention of the parties hereto that the conveyance of the Contracts and the other Purchased Assets by the Sellers to the Buyer as provided in this Section 2.1 be, and be construed as, an absolute sale, without recourse, of the Contracts and the other Purchased Assets by the Seller to the Buyer. Furthermore, it is not intended that such conveyance be deemed a pledge of the Contracts and the other Purchased Assets by the applicable Seller to the Buyer to secure a debt or other obligation of such Seller. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Section 2.1 is determined to be a transfer for security, then this Agreement shall also be deemed to be a "security agreement" within the meaning of Article 9 of the UCC and each Seller hereby grants to the Buyer a "security interest" within the meaning of Article 9 of the UCC in all of such Seller's right, title and interest in and to the Contracts and the other Purchased Assets, now existing and hereafter created, to secure a loan in an amount equal to the aggregate Purchase Price and each of such Seller's other payment obligations under this Agreement.

         Section 2.2  Subsequent Contracts.
                      ---------------------

         (a) Each Seller shall on or prior to any Subsequent Purchase Date with respect to any Contracts to be sold by such Seller on such Subsequent Purchase Date execute and deliver to the Buyer a written assignment from such Seller to the Buyer substantially in the form of Exhibit A. From and after such Subsequent Purchase Date, such Subsequent Contracts shall be deemed to be Contracts hereunder.

         (b) Covenants of the Sellers In Connection With Additions. On or before any Subsequent Purchase Date with respect to any Contracts acquired by the Buyer as described in subsection 2.1(b), each applicable Seller shall:

             (i) clearly indicate in its files that such Contracts have been sold to the Buyer and deliver to the Buyer a computer file or microfiche list which such Seller shall represent to contain a true and complete list of such Subsequent Contracts, identified by account number as of the related Cut Off Date, which computer file or microfiche list shall be as of such date incorporated into and made a part of this Agreement;

             (ii) provide the Buyer with an Officer's Certificate certifying as follows: (A) each such Contract was, as of the related Subsequent Purchase Date, an Eligible Contract, (B) no selection procedures believed by such Seller to be materially adverse to the interest of the Buyer were utilized in selecting such Contracts from the available Eligible Contracts in the Seller's portfolio, (C) such Contracts and all proceeds thereof will be conveyed to the Buyer free and clear of any Lien of any Person claiming through or under such Seller or any of its Affiliates, except for Liens permitted hereunder, (D) as of the related Subsequent Purchase Date, (x) no Insolvency Event with respect to such Seller has occurred, (y) neither such Seller nor the Buyer is insolvent and (z) the sale of such Contracts to the Buyer has not been made in contemplation of the occurrence of any Insolvency Event with respect to such Seller, (E) as of the related Subsequent Purchase Date, no Restricting Event with respect to such Seller has occurred and (F) each of the conditions precedent set forth in
Section 7.1 have been satisfied with respect to such Contracts; and

             (iii) record and file financing statements with respect to such Contracts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of such Contracts by such Seller to the Buyer.


                                   ARTICLE III

                   PURCHASE PRICE AND PAYMENT; MONTHLY REPORT

         Section 3.1  Purchase Price.
                      ---------------

         The purchase price for each Contract sold to the Buyer by a Seller under this Agreement (the "Purchase Price") shall be a dollar amount equal to the Discounted Contract Balance determined as of the related Cut Off Date.

         Section 3.2  Payment of Purchase Price.
                      --------------------------

         (a) The Purchase Price for each Contract existing on the Closing Date shall be paid or provided for on the Closing Date (i) by payment in immediately available funds to the applicable Seller to the extent available and (ii) the remainder shall be deemed paid through a contribution to capital of the Buyer by the applicable Seller in an amount equal to such remainder.

         (b) The Purchase Price for any portion of the Contracts sold by a Seller on any date after the Closing Date shall be paid either (i) in cash or
(ii) if the Buyer does not have sufficient cash to pay the full amount of the Purchase Price, by means of a capital contribution by the applicable Seller to the Buyer.

         (c) Unless otherwise specified herein, all payments of the Purchase Price of any Contract sold hereunder shall be made not later than 3:00 p.m. (New York City time) on the date specified therefor in lawful money of the United States of America in same day funds by depositing such amounts in the bank account designated in writing by the applicable Seller to the Buyer.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1  Seller Representations and Warranties.
                      --------------------------------------

         Each Seller hereby represents and Warrants to the Buyer, as of the initial Purchase Date and each Subsequent Purchase Date, that:

         (a) Organization and Good Standing. Such Seller is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its formation and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and each other document or instrument to be delivered by it hereunder (collectively, the "Sale Papers").

         (b) Due Qualification. Such Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder or under the Sale Papers.

         (c) Due Authorization. The execution and delivery of this Agreement and each of the Sale Papers, and the consummation of the transactions provided for herein and therein have been duly authorized by such Seller by all necessary corporate action on its part.

         (d) No Conflict. The execution and delivery of this Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such Seller is a party or by which it or any of its property is bound.

         (e) No Violation. The execution and delivery of this Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof (including, without limitation, the sale of Purchased Assets by such Seller or remittance of Collections in accordance with the provisions of this Agreement), will not conflict with or violate, in any material respect, any Requirements of Law applicable to such Seller.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the best its knowledge, threatened against such Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Sale Papers or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by such Seller of its obligations under this Agreement or any of the Sale Papers.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of this Agreement and the Sale Papers, the performance of the transactions contemplated by this Agreement and the Sale Papers and the fulfillment of or terms hereof and thereof, have been obtained.

         (h) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by such Seller.

         (i) Solvency. The transactions contemplated under this Agreement and the Sale Papers do not and will not render such Seller insolvent.

         (j) Selection Procedures. No selection procedures believed by such Seller to be materially adverse to the interests of the Buyer were utilized by such Seller in selecting the Contracts to be sold, assigned, transferred, set-over and otherwise conveyed hereunder.

         (k) Use of Proceeds. No proceeds of the sale of any Contract hereunder received by such Seller will be used by it to purchase or carry any margin security.

         (l) Not an Investment Company. Such Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

         (m) Other Names. Such Seller's legal name is as set forth in this Agreement and within the preceding five years such Seller has not used, and such Seller currently does not use, any trade names, fictitious names, assumed names or "doing business as" names other than those set forth on Schedule II.

         (n) Taxes. Such Seller has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on such returns or on any assessments made against such Seller or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books); no tax lien has been filed and, to such Seller's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         (o) Place of Business. Such Seller's principal executive offices are at 1255 Wrights Lane in West Chester, Pennsylvania and the offices where it keeps its records concerning the Contracts are at 1255 Wrights Lane in West Chester, Pennsylvania.

         (p) No Liens. Each Purchased Asset, together with the Contract related thereto, shall, at all times, be owned by such Seller free and clear of any Lien except as provided herein, and upon the sale, transfer or assignment hereunder, the Buyer shall acquire a valid and perfected first priority undivided ownership interest in each Purchased Asset then existing or thereafter arising and in the Collections with respect thereto, free and clear of any Lien except as provided herein. No effective financing statement or other instrument similar in effect covering any Purchased Asset or the Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Buyer relating to this Agreement.

         (q) Special Purpose Entity. Such Seller agrees that, for a period of one year and one day after the Aggregate Unpaids have been paid in full, it will not cause the Buyer to file a voluntary petition or institute, cause to be instituted or join in any involuntary petition or proceeding under the Bankruptcy Code or any other bankruptcy or insolvency laws. Such Seller is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the assets of the Buyer available to satisfy claims of its creditors would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

         (r) Security Interest. Such Seller has granted a security interest (as defined in the UCC) to the Buyer in the Purchased Assets and Collections, which is enforceable in accordance with the UCC upon execution and delivery of this Agreement. Upon the filing UCC-1 financing statements naming the Buyer as secured party and such Seller as debtor, the Buyer shall have a first priority perfected security interest in the Purchased Assets and Collections. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Buyer in the Purchased Assets and Collections have been (or prior to the applicable purchase hereunder will be) made; provided, however, that filings as to related Equipment have been (or prior to the applicable purchase hereunder will be) made solely in the Filing Locations and such Equipment filings have been (or prior to the applicable purchase hereunder will be) made by filing in each such Filing Location one financing statement listing all Equipment, without the necessity of making individual filings for each item of Equipment.

         (s) Accounting. Such Seller will account for the transfers by such Seller to the Buyer of interests in Purchased Assets and Collections under this Agreement as sales of such Purchased Assets in its books, records and financial statements, in each case consistent with GAAP, as applicable, and with the requirements set forth herein.

         (t) Separate Entity. The Buyer is operated as an entity with assets and liabilities distinct from those of such Seller and any Affiliates thereof, and such Seller hereby acknowledges that the Administrator and MSFC under the Receivables Purchase Agreement are entering into the transactions contemplated by the Receivables Purchase Agreement in reliance upon the Buyer's identity as a separate legal entity from such Seller and from each such Affiliate of such Seller.

         (u) Value Given. The cash payments received by such Seller in respect of the Purchase Price of each Contract sold hereunder constitutes reasonably equivalent value in consideration for the transfer to the Buyer of such Contract under this Agreement, such transfer was not made for or on account of an antecedent debt owed by such Seller to the Buyer, and such transfer was not and is not voidable or subject to avoidance under any section of the Bankruptcy Code.

         (v) Reports Accurate. No report (if prepared by such Seller, or to the extent that information contained therein is supplied by such Seller), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by such Seller to the Buyer in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Buyer at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

         (w) Exchange Act Compliance. No proceeds of the sale of any Purchased Assets will be used by such Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         (x) Accuracy of Representations and Warranties. Each representation or warranty by such Seller contained herein or in any certificate or other document furnished by it pursuant hereto or in connection herewith is true and correct in all material respects.

         The representations and warranties set forth in this Section 4.1 shall survive the sale, transfer and assignment of the Purchased Assets to the Buyer. Upon discovery by a Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other and to the Administrator immediately upon obtaining knowledge of such breach.

         Section 4.2   Seller Representations and Warranties Regarding the
                       ---------------------------------------------------
                       Agreement and the Contracts.
                       ----------------------------

         Each Seller hereby represents and warrants to the Buyer, as of the initial Purchase Date and each Subsequent Purchase Date that:

         (a) Binding Obligation, Valid Transfer and Security Interest.
             ---------------------------------------------------------

             (i) This Agreement and each of the Sale Papers constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

             (ii) This Agreement constitutes a valid transfer to the Buyer of all right, title and interest of such Seller in, to and under the Purchased Assets, and such transfer will be free and clear of any Lien of any Person claiming through or under such Seller or its Affiliates, except for Permitted Liens. Upon the filing of the financing statements described in Section 4.1(r) and, in the case of Subsequent Contracts on the applicable Subsequent Purchase Date, the Buyer shall have a first priority perfected security interest in such property, subject only to Permitted Liens.

         (b) Eligibility of Contracts. As of the Cut Off Date, (i) the Contract List and the computer file or microfiche or written list delivered in connection therewith is an accurate and complete listing in all material respects of all the Contracts transferred hereunder as of the Cut Off Date and the information contained therein with respect to the identity of such Contracts and the amounts owing thereunder is true and correct in all material respects as of the Cut Off Date, (ii) each such Contract is an Eligible Contract, (iii) each such Contract and such Seller's interest in the related Equipment and Applicable Security, as appropriate, has been transferred to the Buyer free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to such Seller and (iv) with respect to each such Contract, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Seller in connection with the transfer of such Contract and the related Equipment to the Buyer have been duly obtained, effected or given and are in full force and effect. On each Subsequent Purchase Date on which Subsequent Contracts are transferred by such Seller to the Buyer, such Seller shall be deemed to represent and warrant to the Buyer that (I) each Subsequent Contract transferred on such day is an Eligible Contract, (II) each such Subsequent Contract and such Seller's interest in the related Equipment, as appropriate, has been transferred to the Buyer free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to such Seller or the originator thereof, (III) with respect to each such Subsequent Contract, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Seller in connection with the transfer of such Contract and the related Equipment to the Buyer have been duly obtained, effected or given and are in full force and effect and (IV) the representations and warranties set forth in Section 4.2(b) clauses (i) through (iv), inclusive, are true and correct with respect to each Contract transferred on such day as if made on such day.

         (c) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the transfer and assignment of the respective Contracts and Related Equipment, or interests therein, to the Buyer. Upon discovery by a Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice thereof to the other and to the Administrator under the Receivables Purchase Agreement immediately upon obtaining knowledge of such breach.

         Section 4.3  Representations and Warranties of the Buyer.
                      --------------------------------------------

         The Buyer hereby represents and warrants to each Seller, as of the Closing Date and each Subsequent Purchase Date, that:

         (a) Organization and Good Standing. The Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each of the Sale Papers.

         (b) Due Qualification. The Buyer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder or under the Sale Papers.

         (c) Due Authorization. The execution and delivery of this Agreement and each of the Sale Papers and the consummation of the transactions provided for herein or therein have been duly authorized by the Buyer by all necessary corporate action on the part of the Buyer.

         (d) No Conflicts. The execution and delivery of this Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby or thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Buyer is a party or by which it or any of its property is bound.

         (e) No Violation. The execution and delivery of this Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof (including, without limitation, the purchase of Purchased Assets by the Buyer in accordance with the provisions of this Agreement) will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Buyer.

         (f) No Proceeding. There are no proceedings or investigations pending or, to the best knowledge of the Buyer, threatened against the Buyer, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Sale Papers, or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Buyer of its obligations under this Agreement or any of the Sale Papers.


                                    ARTICLE V

                                    COVENANTS

         Section 5.1  Seller Covenants.
                      -----------------

         Each Seller hereby covenants with respect to each Contract, that:

         (a) Compliance with Laws; Preservation of Corporate Existence. Such Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges.

         (b) Contracts Not to be Evidenced by Promissory Notes. Except to the extent the provisions of Section 6.4 are satisfied, such Seller will take no action to cause any Contract which is not, as of the Closing Date or the related Subsequent Purchase Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Contract.

         (c) Security Interests. Except for the transfers hereunder, such Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract transferred hereunder or related Equipment, whether now existing or hereafter transferred hereunder, or any interest therein, and such Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder, other than Liens arising by operation of law in the ordinary course of business for sums not due and which are released or extinguished within fifteen (15) days (or such longer period as the Buyer may approve in its sole discretion) of such Seller becoming aware thereof. Such Seller will immediately notify the Buyer of the existence of any Lien on any Contract transferred hereunder or related Equipment; and such Seller shall defend the right, title and interest of the Buyer in, to and under the Contracts transferred hereunder and the related Equipment, against all claims of third parties; provided, however, that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit such Seller from suffering to exist Permitted Liens upon any of the Contracts transferred hereunder or any related Equipment.

         (d) Delivery of Collections. Such Seller agrees to pay to the Buyer promptly (but in no event later than two Business Days after receipt) all Collections received by such Seller in respect of the Contracts transferred hereunder.

         (e) Compliance with Law. Such Seller hereby agrees to comply in all material respects with all Requirements of Law applicable to such Seller, the Contracts and the Equipment.

         (f) Activities of the Seller. Such Seller shall not engage in any business or activity of any kind with the Buyer, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking with the Buyer, which is not directly related to the transactions contemplated and authorized by this Agreement, the Receivables Purchase Agreement and the Certificate of Incorporation of the Buyer.

         (g) Guarantees. Such Seller shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of the Buyer, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

         (h) Merger; Sales. Such Seller shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

         (i) Location of Seller; Records; Instruments. Such Seller (x) shall not move the location of its chief executive office, without 30 days' prior written notice to the Buyer and the Administrator and (y) shall not move the location of the Contract Files from the locations thereof on the Closing Date, without 30 days' prior written notice to the Buyer and the Administrator and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC, if applicable, of each relevant jurisdiction in order to continue the first priority perfected security interest of the Buyer in all Contracts transferred hereunder.

         (j) Accounting of Purchases. Such Seller will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of Purchased Assets by such Seller to the Buyer.

         (k) ERISA Matters. Such Seller will not (a) engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and
Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a Multiemployer Plan that such Seller may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of such Seller under ERISA or the Code.

         (l) Nature of Business. Such Seller will engage in no business with the Buyer other than the sale and transfer of Purchased Assets hereunder and the other transactions permitted or contemplated by this Agreement.

         (m) Change in the Purchase and Sale Agreement. Such Seller will not amend, modify, waive or terminate any terms or conditions of this Agreement except as provided herein.


                                   ARTICLE VI

                              REPURCHASE OBLIGATION

         Section 6.1  Retransfer of Ineligible Contracts.
                      -----------------------------------

         In the event of a breach of any representation or warranty set forth in
Section 4.2 with respect to a Contract transferred hereunder (each such Contract, an "Ineligible Contract"), no later than 30 days after the earlier of
(i) knowledge of such breach on the part of the applicable Seller and (ii) receipt by such Seller of written notice thereof given by the Buyer, such Seller shall accept a retransfer of each such Contract (and any related Equipment or

Applicable Security) selected by the Buyer to which such breach relates at such time as there is a breach of any such representation or warranty on the terms and conditions set forth below; provided, however, that no such retransfer shall be required to be made with respect to such Ineligible Contract (and such Contract shall cease to be an Ineligible Contract) if, on or before the expiration of such 30-day period, the representations and warranties in Section
4.2 with respect to such Contract shall be made true and correct in all material respects with respect to such Contract as if such Contract had been transferred to the Buyer on such day. Notwithstanding anything contained in this Section 6.1 to the contrary, in the event of breach of any representation and warranty set forth in Section 4.2, with respect to each Original Contract or Subsequent Contract and the related Equipment having been conveyed to the Buyer free and clear of any Lien of any Person claiming through or under such Seller and its Affiliates (other than Permitted Liens) and in compliance in all material respects, with all Requirements of Law applicable to such Seller, immediately upon the earlier to occur of the discovery of such breach by such Seller or receipt by such Seller of written notice of such breach given by the Buyer, such Seller shall repurchase and the Buyer shall convey, free and clear of any Lien created pursuant to this Agreement, all of its right, title and interest in such Ineligible Contract, and the Buyer shall, in connection with such conveyance and without further action, be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such conveyance, but without any other representation or warranty, express or implied. In any of the foregoing instances, the applicable Seller shall accept a retransfer of each such Ineligible Contract, and there shall be deducted from the ADCB of the Asset Pool the Discounted Contract Balance (calculated using the Blended Discount Rate as of the most recent Determination Date) of each such Ineligible Contract. On and after the date of such retransfer, each Ineligible Contract so retransferred shall not be included in the pool of Purchased Assets. In consideration of such retransfer the applicable Seller shall, on the date of retransfer of such Ineligible Contract, make a deposit in the Collection Account (for allocation pursuant to Section 2.7 or 2.9 of the Receivables Purchase Agreement, as applicable,) in immediately available funds in an amount equal to the Discounted Contract Balance, plus interest thereon from the most recent Settlement Date to and including the date of repurchase at a rate per annum equal to the weighted average of the Yield Rates. Upon each retransfer to the applicable Seller of such Ineligible Contract, the Buyer shall automatically and without further action be deemed to transfer, assign and set-over to such Seller, free and clear of any Lien created pursuant to this Agreement, all the right, title and interest of the Buyer in, to and under such Contract and all monies due or to become due with respect thereto, the related Equipment and all proceeds of such Contract and Liquidation Proceeds, Residual Proceeds and Insurance Proceeds relating thereto and all rights to security for any such Contract, and all proceeds and products of the foregoing, and the Buyer shall, in connection with such transfer, assignment and set-over and without further action, be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, assignment and set-over, but without any other representation or warranty, express or implied. The Buyer shall, at the sole expense of the applicable Seller, execute such documents and instruments of transfer as may be prepared by such Seller and take such other actions as shall reasonably be requested by such Seller to effect the transfer of such Ineligible Contract pursuant to this
Section 6.1.

         Section 6.2  Retransfer of Purchased Assets.
                      -------------------------------

         In the event of a breach of any of the representations and warranties set forth in Section 4.2 hereof affecting the Contracts, which breach could reasonably be expected to have a material adverse affect on the rights of MSFC or the Administrator under the Receivables Purchase Agreement or on the ability of the Buyer to perform its obligations under the Receivables Purchase Agreement, the Buyer, by notice then given in writing to the applicable Seller may direct such Seller to accept retransfer of all of the Contracts purchased from such Seller and such Seller shall be obligated to accept retransfer of such Contracts on a Settlement Date specified by such Seller (such date, the "Retransfer Date") after such notice on the terms and conditions set forth below; provided, however, that no such retransfer shall be required to be made if, on or before expiration of such applicable period, the representations and warranties contained in Section 4.2 shall then be true and correct in all material respects. The applicable Seller shall deposit on the Retransfer Date an amount equal to the deposit amount provided in the next sentence for such Contracts in the Collection Account for distribution in accordance with the Receivables Purchase Agreement. The deposit amount for such retransfer will be equal to (x) the sum of (i) the outstanding Capital at the end of the Business Day preceding the Settlement Date on which the retransfer is scheduled to be made and (ii) an amount equal to all accrued, and to accrue, but unpaid Yield on such Capital at the applicable Yield Rate through the latest maturing Fixed Period minus (y) the amount, if any, available in the Collection Account on such Settlement Date. On the Retransfer Date, provided that such amount has been deposited in full into the Collection Account, the Contracts transferred hereunder (or security interests therein) and all monies due or to become due with respect thereto, the related Equipment (or security interests therein) and all proceeds thereof, all rights to security for any such Contracts, and all proceeds and products of the foregoing, shall be transferred to the applicable Seller, and the Buyer shall, at the sole expense of such Seller, execute and deliver such instruments of transfer, in each case without recourse, representation or warranty, as shall be prepared and reasonably requested by such Seller to vest in such Seller, or its designee or assignee, all right, title and interest of the Buyer in, to and under the Contracts transferred hereunder, all monies due or to become due with respect thereto, the related Equipment and all proceeds thereof and insurance Proceeds relating thereto.

         Section 6.3  Adjustments.
                      ------------

         Each Seller hereby agrees that, with respect to each Contract transferred hereunder which provides for any payment constituting a Prepayment, which amount is less than an amount equal to the aggregate remaining Scheduled Payments related to such Contract, such Seller shall indemnify the Buyer in an amount equal to the amount equal to the aggregate remaining Scheduled Payments related to such Contract.

         Section 6.4  Substitution of Contracts.
                      --------------------------

         On any day prior to the occurrence of the Termination Date, the Buyer may, in its sole discretion, by written notice to the applicable Seller, request that any Contract be replaced by one or more other Contracts (each, a "Substitute Contract"); provided, however, that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

         (a) such Seller has previously notified the Buyer in writing that the Contract to be replaced should be replaced (each, a "Replaced Contract");

         (b) each Substitute Contract is an Eligible Contract on the date of such substitution;

         (c) after giving effect to any such substitution, the aggregate of all outstanding Capital does not exceed the lesser of (i) the Purchase Limit or (ii) the Capital Limit;

         (d) the aggregate Discounted Contract Balance (at the applicable Sale Discount Rate) of such Substitute Contracts shall be equal to or greater than the aggregate Discounted Contract Balances (at the applicable Sale Discount Rate as of the date of the inclusion of such Contract in the Asset Pool) of Contracts being replaced;

         (e) such Substitute Contracts, at the time of substitution by such Seller, shall have approximately the same weighted average life as the remaining Scheduled Payments of Assets in the Asset Pool and shall not materially exceed the last Scheduled Payment of any Asset in the Asset Pool;

         (f) all representations and warranties of such Seller contained in
Section 4.1 and 4.2 shall be true and correct as of the date of substitution of any such Substitute Contract;

         (g) the substitution of any Substitute Contract does not cause a Termination Event or Unmatured Termination Event to occur under the Receivables Purchase Agreement; and

         (h) such Seller shall deliver to the Administrator on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

         In connection with any such substitution, the Buyer shall, automatically and without further action, be deemed to transfer to the applicable Seller, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Buyer in, to and under such Replaced Contract, and the Buyer shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other representation or warranty, express or implied. Any right of the Buyer to substitute any Contract pursuant to this Section 6.5 shall be in addition to, and without limitation of, any other rights or remedies that the Buyer may have to require such Seller to substitute for, or accept retransfer of, any Contract pursuant to the terms of this Agreement.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         Section 7.1  Conditions to the Buyer's Obligations Regarding Contracts.
                      ----------------------------------------------------------

         The obligations of the Buyer to purchase Purchased Assets from a Seller on the Closing Date and on any Subsequent Purchase Date shall be subject to the satisfaction of the following conditions:

         (a) all representations and warranties of such Seller contained in Sections 4.1 and 4.2 shall be true and correct on and as of such day as though made on and as of such date;

         (b) on and as of such day, such Seller shall have performed all obligations required to be performed by it on or prior to such day pursuant to the provisions of this Agreement;

         (c) no event has occurred and is continuing, or would result from such purchase which constitutes a Termination Event or Unmatured Termination Event under the Receivables Purchase Agreement;

         (d) no law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of any such purchase by the Buyer in accordance with the provisions hereof; and

         (e) all corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from such Seller copies of all documents (including, without limitation, records of corporate proceedings, approvals and opinions) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.

         Section 7.2   Conditions to Effectiveness of Amendment and Restatement
                       ---------------------------------------------------------
                       of Original Agreement.
                       ----------------------

         The effectiveness of this Agreement amending and restating the Original Agreement shall be subject to the receipt by the Administrator of each of the following items:

         (a) certificates of the Secretary or Assistant Secretary of each of the Sellers, each dated the date of this Agreement, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign this Agreement and the other documents to be delivered by it hereunder, (ii) that the copy of the certificate of incorporation of such Person attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the bylaws of such Person attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) the resolutions of such Person's board of directors approving and authorizing the execution, delivery and performance by such Person of this Agreement and the documents related thereto (including, in the case of FLI, the Performance Guaranty);

         (b) a good standing certificate for JLA issued by the Secretary of State of Delaware;

         (c) acknowledgment copies of proper financing statements, dated a date reasonably near to the date hereof, describing the Assets and naming JLA as debtor, the Buyer as secured party and the Administrator as assignee, or other, similar instruments or documents, as may be necessary or, in the opinion of the Administrator, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrator's interests in all Assets;

         (d) acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Assets previously granted by JLA;

         (e) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Administrator), dated a date reasonably near to the date hereof, listing all effective financing statements which name JLA (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the financing statements referred to in clause above were filed, together with copies of such financing statements (none of which, other than the financing statements referred to above, shall cover any Assets or Contracts);

         (f) opinions of special counsel to JLA relating to the effect that:

                  (1) JLA is a corporation organized, existing and in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as currently conducted; and JLA is qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification;

                  (2) JLA has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under the Transaction Documents; and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Assets and the other property transferred by it to the Buyer pursuant to this Agreement;

                  (3) Each of the Transaction Documents to which JLA is a party has been duly authorized, executed and delivered by JLA and is a valid and binding agreement, enforceable against JLA in accordance with its respective terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (C) the qualification that certain remedial provisions of the Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Agreement, and the Agreement, together with applicable law, contains adequate remedial provisions for the practical realization of the benefits of the security created thereby;

                  (4) The grant of the security interest in the Assets by JLA to the Buyer pursuant to this Agreement, the compliance by JLA with all of the provisions of, and the consummation of the transactions contemplated in, the Transaction Documents will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which JLA is a party or by which JLA is bound or to which any of the property or assets of JLA is subject, (B) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over JLA or any of its properties or (C) result in any violation of the provisions of the charter or the by-laws of JLA or any statute or any rule or regulation of any governmental agency or body having jurisdiction over JLA or any of its properties;

                  (5) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by JLA in connection with the consummation of the transactions contemplated in the Transaction Documents, except such as have been obtained;

                  (6) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened (A) asserting the invalidity of any Transaction Document, (B) seeking to prevent the consummation by JLA of any of the transactions contemplated by any Transaction Document or (C) which might materially and adversely affect the performance by JLA of its obligations under any Transaction Document;

                  (7) The provisions of the Purchase Agreement are effective to create a valid security interest in the Assets in favor of the Buyer and such security interest is perfected and prior to all other creditors of and purchasers from JLA; and

                  (8) Such other matters as the Administrator may reasonably request, including without limitation, the "true sale" of the Assets from JLA to the Buyer and the "non-consolidation" of the Buyer with JLA;

         (g) an executed copy of the Performance Guaranty, in form and substance satisfactory to the Administrator;

         (h) an opinion of Morgan, Lewis & Bockius, special counsel to FLI, relating to the due authorization, execution and enforceability of the Performance Guaranty;.

         (i) an executed copy of the first amendment to the Receivables Purchase Agreement, in form and substance satisfactory to the Administrator, together with all opinions and documents required to be delivered in connection therewith;

         (j) written confirmation from both Moody's and S&P that the effectiveness of this Agreement and the first amendment to the Receivables Purchase Agreement will not cause either such rating agency to reduce its rating of the Commercial Paper Notes below A-1, in the case of S&P and P-1, in the case of Moody's;

         (k) such other approvals, opinions or documents as the Administrator may reasonably require.

                                  ARTICLE VIII

                              TERM AND TERMINATION

         Section 8.1  Termination.
                      ------------

         This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the occurrence of the Collection Date pursuant to the Receivables Purchase Agreement; provided, however, that the termination of this Agreement pursuant to this Section 8.1 shall not discharge any Person from obligations incurred prior to any such termination of this Agreement, including, without limitation, any obligations to repurchase Contracts sold prior to such termination pursuant to Section 6.1 or 6.2, or to make the payments required under Section 6.3.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 7.1  Amendment.
                      ----------

         This Agreement and any other Sale Papers and the rights and obligations of the parties hereunder may not be amended, waived or changed orally, but only by an instrument in writing signed by the Buyer and each Seller, with the prior written consent of the Administrator. The Buyer shall provide not less than 10 Business Days prior written notice of any such amendment to the Administrator.

         Section 7.2  Governing Law.
                      --------------

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         Section 7.3  Notices.
                      --------

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

(a)               in the case of the Buyer, to:

                  Fidelity Leasing SPC II, Inc.
                  1255 Wrights Lane
                  West Chester, PA 19380
                  Attention: David H. English
                  Telephone: (610) 719-4500
                  Facsimile: (610) 719-4515

(b)               in the case of the FLI, to:

                  Fidelity Leasing, Inc.
                  1255 Wrights Lane
                  West Chester, PA 19380
                  Attention: David H. English
                  Telephone: (610) 719-4500
                  Facsimile: (610) 719-4515

(c)               in the case of the JLA, to:

                  JLA Credit Corporation
                  c/o
                  Fidelity Leasing, Inc.
                  1255 Wrights Lane
                  West Chester, PA 19380
                  Attention: David H. English
                  Telephone: (610) 719-4500
                  Facsimile: (610) 719-4515

(d)               in the case of the Administrator, to:

                  PNC Bank, National Association
                  One PNC Plaza
                  249 Fifth Avenue
                  Pittsburgh, PA 15222
                  Attention: John T. Smathers
                  Facsimile No.:    (412) 762-9184
                  Confirmation No.:         (412) 762-6440

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 9.4  Severability of Provisions.
                      ---------------------------

         If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the Sale Papers shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and the Sale Papers and shall in no way affect the validity or enforceability of the other provisions of this Agreement or any of the Sale Papers.

         Section 9.5  Assignment.
                      -----------

         (a) Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Buyer or either Seller except as permitted by this Section 9.5 or by the Receivables Purchase Agreement. Simultaneously with the execution and delivery of this Agreement, the Buyer shall assign all of its right, title and interest herein (to the extent of the aggregate Asset

Interests) to the Administrator under the Receivables Purchase Agreement as provided in the Receivables Purchase Agreement, to which assignment each Seller hereby expressly consents. Each Seller agrees to perform its obligations hereunder for the benefit of the Administrator under the Receivables Purchase Agreement and the Administrator and MSFC shall be a third party beneficiary hereof. The Administrator or MSFC may enforce the provisions of this Agreement, exercise the rights of the Buyer and enforce the obligations of each Seller hereunder as provided in of the Receivables Purchase Agreement. This Agreement may not be assigned by either Seller except in connection with a merger or consolidation of such Seller with or into, or disposition of such Seller's properties and assets to, another Person; provided, however, that any such merger, consolidation or disposition shall satisfy the requirements of Section 9.14, upon not less than 10 Business Days' prior written notice to the Buyer and the Administrator.

         (b) In connection with any permitted assignment of this Agreement by a Seller, such Seller shall deliver to the Buyer and the Administrator an Officer's Certificate that such assignment complies with this Section 9.5, and shall cause such assignee to execute an agreement supplemental hereto, in form and substance satisfactory to such Seller, pursuant to which such assignee shall expressly assume and agree to the performance of every covenant and obligation of such Seller hereunder, to provide for the delivery of an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to such assignee, and to take such other actions and execute such other instruments as may reasonably be required to effectuate such assignment.

         Section 9.6  Further Assurances.
                      -------------------

         The Buyer and each Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the Sale Papers, including, without limitation, the execution of any financing statements, continuation statements, termination statements, releases or equivalent documents relating to the Contracts for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

         Section 9.7  No Waiver; Cumulative Remedies.
                      -------------------------------

         No failure to exercise and no delay in exercising, on the part of the Buyer or either Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

         Section 9.8  Counterparts.
                      -------------

         This Agreement may be executed in two or more counterparts including telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 9.9  Binding Effect; Third-Party Beneficiaries.
                      ------------------------------------------

         This Agreement shall inure to the benefit of and the obligations thereunder shall be binding upon the parties hereto and their respective successors and permitted assigns. Any permitted assigns shall be third-party beneficiaries of this Agreement.

         Section 9.10  Merger and Integration.
                       -----------------------

         Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, there are no other agreements between the parties for transactions relating to or similar to the transactions contemplated by this Agreement, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 9.11  Headings.
                       ---------

         The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 9.12  Schedules and Exhibits.
                       -----------------------

         The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         Section 9.13  No Proceedings.
                       ---------------

         Each Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Aggregate Unpaids and all other amounts payable under the Receivables Purchase Agreement, it will not institute against or join any other Person in instituting against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any State of the United States.

         Section 9.14  Merger or Consolidation of, or Assumption of the
                       ------------------------------------------------
                       Obligations of, a Seller.
                       -------------------------

         Neither Seller shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (i) the Person formed by such consolidation or into which such Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of such Seller substantially as an entirety shall be, if such Seller is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer in form satisfactory to the Buyer, the performance of every covenant and obligation of such Seller hereunder (to the extent that any right, covenant or obligation of such Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

            (ii) such Seller shall have delivered to the Buyer and the Administrator an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section
9.14 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the successor entity and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State or the District of Columbia. The Administrator shall receive prompt written notice of such merger or consolidation of such Seller; and

            (iii) after giving effect thereto, no Termination Event or Unmatured Termination Event shall have occurred.

         Section 9.14 Costs, Expenses and Taxes.
                      --------------------------

         (a) The Sellers, jointly and severally, agree to pay on demand all costs and expenses of the Buyer incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer with respect thereto and with respect to advising the Buyer as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and out-of-pocket expenses, if any (including reasonable counsel fees and expenses), incurred by the Buyer in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

         (b) The Sellers, jointly and severally, agree to pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any agreement or other document delivered in connection with this Agreement.

         (c) The Sellers, jointly and severally, agree to pay on demand any and all damages, losses, claims, liabilities, fees and related costs and expenses, including attorney's fees and expenses, incurred by or awarded against the Buyer or any of its Affiliates (each, an "Indemnified Party") arising out of or as a result of the transactions contemplated under this Agreement and owed by such Indemnified Party to any other Person; provided, however, that no Seller shall be liable to pay any portion of any such damages, losses, claims or liabilities resulting from the gross negligence or willful misconduct of an Indemnified Party or the breach of a Requirement of Law by an Indemnified Party.

         Section 9.16  Recourse Against Certain Parties.
                       ---------------------------------

         (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Seller as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Seller or any incorporator, officer, employee or director of such Seller or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each Seller contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Seller, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Seller or any incorporator, officer, employee or director of such Seller or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of such Seller contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of such Seller and each incorporator, officer, employee or director of such Seller or of any such administrator, or any of them, for breaches by such Seller of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.16(a) shall survive the termination of this Agreement.

         (b) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Buyer as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Buyer or any incorporator, officer, employee or director of the Buyer or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Buyer contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Buyer, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Buyer or any incorporator, officer, employee or director of the Buyer or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Buyer contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Buyer and each incorporator, officer, employee or director of the Buyer or of any such administrator, or any of them, for breaches by the Buyer of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.16(b) shall survive the termination of this Agreement.

         Section 9.17  Amendment and Restatement.
                       --------------------------

         This Agreement amends and restates in full the Original Agreement. Nothing in this Agreement shall be construed to abrogate any of the obligations of the parties hereto pursuant to the Original Agreement. Without limiting the foregoing, all accrued amounts owing under the Original Agreement but not due and payable as of the date hereof shall be due and payable on the next date for payment of such amounts as provided for in this Agreement or the Original Agreement.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Buyer and the Sellers have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     FIDELITY LEASING SPC II, INC.



                                     By:
                                     Name:
                                     Title:


                                     FIDELITY LEASING, INC.



                                     By:
                                     Name:
                                     Title:


                                     JLA CREDIT CORPORATION



                                     By:
                                     Name:
                                     Title: